UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported):
February 28, 2017

United States Steel Corporation
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(Exact name of registrant as specified in its charter)

Delaware	1-16811	25-1897152
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(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 Grant Street, Pittsburgh, PA	15219-2800
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(Address of principal executive offices)	(Zip Code)

412 433-1121
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(Registrant's telephone number,
including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c) On February 28, 2017, the Board of Directors appointed Mr. David B. Burritt as President and Chief Operating Officer of United States Steel Corporation (the “Corporation”). Mr. Burritt also will continue to serve as Chief Financial Officer of the Corporation. Mr. Burritt, age 61, joined the Corporation in September 2013. Prior to joining the Corporation, Mr. Burritt served as chief financial officer and vice president of global finance and strategic services for Caterpillar Inc., a manufacturer of construction and mining equipment, diesel and natural gas engines, industrial gas turbines and diesel-electric locomotives, from 2004 to 2010.

The Corporation has not entered into any transactions with Mr. Burritt identified in Item 404(a) of Regulation S-K, other than those related to compensation as an employee of the Corporation and Mr. Burritt has no familial relationships with executives or directors of the Corporation.

As President and Chief Operating Officer, Mr. Burritt will receive compensation pursuant to certain plans provided by the Corporation, including, an annual incentive compensation plan, a long-term incentive plan, and health and benefit plans typically available to other executive officers. A description of these compensation plans can be found in the Corporation’s proxy statement filed on Schedule 14A with the Securities and Exchange Commission (the “Commission”) on March 17, 2016. These compensation plans are also listed as exhibits to the Corporation’s Annual Report on Form 10-K filed with the Commission on February 28, 2017.

Item 8.01 Other Events

On February 28, 2017, the Corporation issued a press release announcing that David B. Burritt was appointed President and Chief Operating Officer of the Corporation. The full text of the press release is filed herewith as Exhibit 99.1 and is incorporate herein by reference.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

99.1	Press Release dated February 28, 2017 entitled, “U. S. Steel Announces Executive Management Changes”.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED STATES STEEL CORPORATION

By	/s/ Colleen M. Darragh
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Colleen M. Darragh
Vice President and Controller

Dated: March 2, 2017